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                       VAN KAMPEN AGGRESSIVE GROWTH FUND

                                A SERIES OF THE
                            VAN KAMPEN EQUITY TRUST

                     SUPPLEMENT DATED APRIL 20, 2000 TO THE
                         PROSPECTUS DATED JULY 29, 1999
    SUPERCEDING THE SUPPLEMENTS DATED DECEMBER 16, 1999 AND FEBRUARY 9, 2000

    The Prospectus is hereby amended as follows:

    (1) The section of the Prospectus entitled "PURCHASE OF SHARES" is supplemented with the following:

    Effective May 1, 2000, Van Kampen Aggressive Growth Fund will reopen to new investors.

    (2) The section of the Prospectus entitled "INVESTMENT ADVISORY SERVICES-PORTFOLIO MANAGEMENT" is hereby deleted and replaced in its entirety with the following:

        PORTFOLIO MANAGEMENT. The Fund is managed by a team of portfolio managers headed by Gary M. Lewis, Senior Portfolio Manager. Mr. Lewis has been Senior Vice President of the Adviser and Asset Management since September 1995. Mr. Lewis became a Vice President and Portfolio Manager of Asset Management in June 1991. Mr. Lewis has been employed by Asset Management since September 1986. He has been affiliated with the Fund since its inception.

        Portfolio Managers Dudley Brickhouse, Matthew Hart, Janet Luby and David Walker are responsible as co-managers for the day-to-day management of the Fund's investment portfolio.

        Mr. Brickhouse has been a Portfolio Manager and Vice President of the Adviser and Asset Management since December 1998. Mr. Brickhouse became an Associate Portfolio Manager of the Adviser and Asset Management in September 1997. Prior to September 1997, Mr. Brickhouse was a Vice President and Portfolio Manager with NationsBank Investment Management, where he had worked since 1995. He has been affiliated with the Fund since September 1997.

        Mr. Hart has been a Vice President of the Adviser and Asset Management since December 1998. Mr. Hart, a Portfolio Manager since January 1998, became an Associate Portfolio Manager of the Adviser and Asset Management in August 1997. Prior to August 1997, Mr. Hart worked in
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    various positions within the portfolio area of AIM Capital Management, Inc.
    since June 1992. His last position in the AIM portfolio area was a convertible bonds analyst. He has been affiliated with the Fund since February 2000.

        Ms. Luby has been a Portfolio Manager and Vice President of the Adviser and Asset Management since December 1998. Ms. Luby became an Assistant Vice President of the Adviser and Asset Management in December of 1997. Ms. Luby was an Associate Portfolio Manager of Asset Management since July 1995. Prior to July 1995, she spent eight years at AIM Capital Management, Inc. where she worked five years in the accounting department and three years in the investment area. Her last position in the AIM investment area was as Senior Securities Analyst. Ms. Luby is also the portfolio manager for various unit investment trusts managed by the Adviser or its affiliates since August 1999. She has been affiliated with the Fund since its inception.

        Mr. Walker has been a Portfolio Manager and Vice President of the Adviser and Asset Management since December 1998. Mr. Walker became an Assistant Vice President of the Adviser and Asset Management in June 1995. Prior to April 1996, Mr. Walker was a Quantitative Analyst of Asset Management and has worked for Asset Management since October 1990. Mr. Walker is also a portfolio manager for various unit investment trusts managed by the Adviser since September 1997. He has been affiliated with the Fund since May 1996.

    (3) The independent accountants' subsection under the heading "FOR MORE INFORMATION" is hereby deleted and replaced in its entirety with the following:

                            Independent Accountants
                           PricewaterhouseCoopers LLP
                            200 East Randolph Drive
                            Chicago, Illinois 60601

                  RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE